                                                                  EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY FOR

                            COMPASS AEROSPACE CORPORATION



This form or one substantially equivalent hereto must be used to accept the exchange offer of Compass Aerospace Corporation ("Compass") made pursuant to the prospectus, dated [_________], 1999, if:

- certificates for outstanding Series A or Series C notes of Compass are not immediately available, or

- the procedure for book-entry transfer cannot be completed on a timely basis, or

- time will not permit all required documents to reach the Exchange Agent prior to 5:00 P.M., New York City time, on the expiration date of the exchange offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The Bank of New York (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender outstanding Series A or Series C notes pursuant to the exchange offer, a completed, signed and dated letter of transmittal relating to the notes (or facsimile thereof) must also be received by the exchange agent prior to 5:00 P.M., New York City time, on the expiration date. Capitalized terms not defined herein are defined in the prospectus.

                        THE BANK OF NEW YORK, EXCHANGE AGENT

  IF BY OVERNIGHT CARRIER  IF BY REGISTERED OR          IF BY FACSIMILE:
        OR BY HAND:          CERTIFIED MAIL:

 The Bank of New York      The Bank of New York         (212) 815-6339
 101 Barclay Street        Debt Processing Group - 7E
 New York, New York 10286  P.O. Box 11265             CONFIRM BY TELEPHONE:
 Attention: Reorg.         New York, New York 10286
 Department 7E                                           (212) 815-6331



                           For Information Call:
                               (212) 815-2568



DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.



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Ladies and Gentlemen:

Upon the terms and conditions set forth in the prospectus and the accompanying letter of transmittal, the undersigned hereby tenders to the Company the principal amount of outstanding Series A or Series C notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the prospectus.
By so tendering, the undersigned does make, at and as of the date hereof, the representations and warranties of a tendering holder of outstanding Series A or Series C notes, as applicable, set forth in the letter of transmittal.

Principal Amount at Maturity of Outstanding Series A Notes
     Tendered:(*)

$--------------------------------------
 --------------------------------------


Certificate Nos. (if available):


 --------------------------------------
 --------------------------------------



Total Principal Amount at Maturity Represented by Outstanding Series A Notes Certificate(s)


$--------------------------------------
 --------------------------------------


If outstanding Series A notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.


Account Number
              -------------------------





------------------------
(*) Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.



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Principal Amount at Maturity of Outstanding Series C Notes
            Tendered:(**)


$--------------------------------------
 --------------------------------------


CERTIFICATE NOS. (IF AVAILABLE):


Total Principal Amount at Maturity Represented
            by Outstanding Series C Notes Certificate(s)


$--------------------------------------
 --------------------------------------


If outstanding Series C notes will be delivered by book-entry transfer to The Depository Trust Company, provide account number.


Account Number
              -------------------------





------------------------
(**) Must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.



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--------------------------------------------------------------------------------

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

--------------------------------------------------------------------------------


                                   PLEASE SIGN HERE


X _____________________________________ ______________

X _____________________________________ ______________
     Signature(s) of Owner(s)           Date
     or Authorized Signatory


Area Code and Telephone Number:_____________________________________________



Must be signed by the holder(s) of the outstanding Series A or Series C notes, as applicable, as their name(s) appear(s) on certificates for outstanding Series A or Series C notes, respectively, or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this notice of guaranteed delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                         PLEASE PRINT NAME(S) AND ADDRESS(ES)


Name(s):
         ---------------------------------------------------------------------
         ---------------------------------------------------------------------

______________________________________________________________________________

______________________________________________________________________________

Capacity:
         ---------------------------------------------------------------------
         ---------------------------------------------------------------------

Address(es):__________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________

______________________________________________________________________________



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                                      GUARANTEE

The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or an Eligible Institution within the meaning of Rule 17(A)(d)-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the principal amount of outstanding Series A and Series C notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such outstanding notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the prospectus, together with a properly completed and duly executed letter of transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the letter of transmittal, will be received by the Exchange Agent at the address set forth above, no later than three business days after the date of execution hereof.

___________________________________   __________________________________________
     Name of Firm                            Authorized Signature

___________________________________   ________________________________________
     Address                                           Title

___________________________________   Name:_________________________________
     Zip Code                                (Please Type or Print)


Area Code and Telephone No.________   Dated:_________________________________



NOTE: DO NOT SEND CERTIFICATES FOR OUTSTANDING SERIES A OR SERIES C NOTES WITH THIS FORM. CERTIFICATES FOR OUTSTANDING SERIES A OR SERIES C NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.